ARTHUR ANDERSEN, LLP






                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement File No. 333-33377.



                                               /s/Arthur Andersen
                                               ARTHUR ANDERSEN LLP




Dallas, Texas,
February 5, 1999